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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)

          MARYLAND                  1-9317                    04-6558834
(State or other jurisdiction     (Commission               (I.R.S. employer
      of organization)           file number)           identification number)

                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
               (Address of principal executive offices) (Zip code)

                                  617-332-3990
              (Registrant's telephone number, including area code)

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         ITEM 5.  OTHER EVENTS.

         On July 27, 2004, HRPT Properties Trust (the "Company") agreed to sell $400,000,000 aggregate principal amount of its 6 1/4% Senior Notes Due August 15, 2016 (the "Notes") in a public offering. The notes are expected to be issued on August 5, 2004, and will be issued under a supplemental indenture to the Company's indenture dated July 9, 1997. The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company's other outstanding senior unsecured notes issued under that indenture. The Company intends to use the estimated $392.2 million net proceeds of this offering to reduce amounts outstanding under its revolving credit facility. The underwriters for the offering are Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBC Capital Markets Corporation; Wachovia Capital Markets, LLC; Advest, Inc.; BB&T Capital Markets, a division of Scott & Stringfellow, Inc.; BNY Capital Markets, Inc.; Banc of America Securities LLC; Comerica Securities, Inc.; Commerzbank Capital Markets Corp.; Ferris, Baker Watts, Incorporated; Harris Nesbitt Corp.; KeyBanc Capital Markets, a division of McDonald Investments Inc.; Legg Mason Wood Walker, Incorporated; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.; Raymond James & Associates, Inc.; Stifel, Nicolaus & Company, Incorporated; SunTrust Capital Markets, Inc.; Wedbush Morgan Securities Inc.; and Wells Fargo Brokerage Services, LLC. A prospectus supplement relating to the the Notes will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE NOTES AND ITS INTENDED USE OF THE PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

               1.1 Underwriting Agreement dated as of July 27, 2004 between HRPT Properties Trust and the underwriters named therein, pertaining to $400,000,000 in aggregate principal amount of 6 1/4% Senior Notes due August 15, 2016.

               4.1 Form of Supplemental Indenture No. 14 dated as of August 5, 2004 between HRPT Properties Trust and U.S. Bank National Association, including the form of 6 1/4% Senior Note due August 15, 2016.

               5.1  Opinion of Sullivan & Worcester LLP.

               5.2  Opinion of Venable LLP.

               8.1  Opinion of Sullivan & Worcester LLP re: tax matters.

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              23.1  Consents of Sullivan & Worcester LLP (contained in Exhibits
                    5.1 and 8.1).

              23.2  Consent of Venable LLP (contained in Exhibit 5.2).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HRPT PROPERTIES TRUST

                                    By: /s/ John C. Popeo
                                        _________________________
                                        John C. Popeo
                                        Treasurer and Chief Financial Officer

Date: July 27, 2004